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                                                                   Exhibit 10.14

                                 AMENDMENT NO. 4

     AMENDMENT NO. 4, dated as of December 13, 2004, among EMPIRE RESOURCES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and JPMORGAN CHASE BANK, N.A., as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

     The Company, the Banks and the Agent are parties to a Credit Agreement, dated as of December 21, 2000 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Banks to the Company. The Company, the Banks and the Agent now wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendment. Subject to the occurrence of the Amendment Effective Date and effective on such date, the Credit Agreement shall be amended as follows:

     2.01. Section 1.01 of the Credit Agreement (Definitions) shall be amended by inserting the following definitions in the appropriate alphabetical sequence:

     "6900 Quad Avenue, LLC" shall mean 6900 Quad Avenue, LLC, a Delaware limited liability company.

     "Agreement" shall mean this Credit Agreement, as the same shall be modified and supplemented and in effect from time to time.

     "Loan Commitment Sub-limit" shall mean $50,000,000.

     "Quad Avenue Loan Agreement" shall mean the Loan Agreement to be entered into between 6900 Quad Avenue, LLC and JPMorgan Chase Bank, N.A., as the same shall be modified and supplemented and in effect from time to time.

     "Quad Avenue Subsidiary" shall mean 6900 Quad Avenue, LLC, unless such Person owns any property (real or otherwise) other than the 122,000 square foot warehouse located at 6900 Quad Avenue, Baltimore, Maryland.

     2.02. The definition of "Chase" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by replacing the words "The Chase Manhattan Bank" with the words "JPMorgan Chase Bank, N.A."

     2.03. The definition of "Commitment" in Section 1.01 of the Credit Agreement (Definitions) shall be amended by (x) replacing the words "on the signature pages hereof" with the words "in Schedule IV hereto", (y) inserting the text "; provided that in no event shall the aggregate amount of the Commitments to make Loans exceed the Loan Commitment Sub-limit" at the end of the first sentence therein and (z) replacing the number "$50,000,000" therein with the number "$60,000,000".

     2.04. Section 2.01(a) of the Credit Agreement (Loans) shall be amended by replacing the words "the Commitment of such Bank in effect from time to time" in the first sentence therein with the words "such Bank's Commitment Percentage as in effect from time to time of the lesser of the Loan Commitment Sub-limit and the aggregate amount of the Commitments as in effect from time to time".

     2.05. Section 2.03 of the Credit Agreement (Letters of Credit) shall be amended by replacing the number "$2,000,000" in clause (ii) of the first sentence thereof with the number "$3,000,000".

     2.06. Section 2.06 of the Credit Agreement (Commitment Fee) shall be amended by replacing the number "$50,000,000" therein with the number "$60,000,000".

     2.07. Section 8.06 of the Credit Agreement (Limitation on Liens) shall be amended by (x) inserting the following clause (e) immediately after clause (d) therein: "(e) Liens on the warehouse facility in Baltimore, Maryland securing the Indebtedness permitted under Section 8.07(c) hereof; and", (y) deleting the word "and" at the end of clause (d) therein and (z) relettering the remaining clauses.

     2.08. Section 8.07 of the Credit Agreement (Indebtedness) shall be amended by (x) inserting the following clause (c) immediately after clause (b) therein:
"(c) Indebtedness of 6900 Quad Avenue, LLC under the Quad Avenue Loan Agreement in an aggregate amount not to exceed $2,535,000, the proceeds of which shall have been used to finance the acquisition of the warehouse facility in Baltimore, Maryland, and any Guarantee by the Company of such Indebtedness; and", (y) deleting the word "and" at the end of clause (b) therein and (z) relettering the remaining clauses.

     2.09. Section 8.19 of the Credit Agreement (Additional Guarantors) shall be amended by adding the words "(other than the Quad Avenue Subsidiary)" immediately following each occurrence of the words "domestic Subsidiaries" and "domestic Subsidiary" therein.

     2.10. Section 9 of the Credit Agreement (Events of Default) shall be amended by (x) inserting the following clause (l) immediately after clause (k) therein: "(l) 6900 Quad Avenue, LLC shall default in the performance of its obligations under Section 4(a) of the Quad Avenue Loan Agreement;" and (y) inserting the word "or" immediately following the ";" at the end of clause (k) therein.


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     2.11. The Credit Agreement is hereby amended by inserting a "Schedule IV"
thereto identical to Schedule I hereto, and by making appropriate revisions to the Table of Contents of the Credit Agreement reflecting such insertion.

     Section 3. Representations and Warranties. The Company represents and warrants to the Banks as of the Amendment Effective Date that (x) the representations and warranties set forth in Section 7 of the Credit Agreement and in Article III the Security Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said
Section 7 to "this Agreement" included reference to this Amendment No. 4, except
(i) changes resulting from transactions contemplated by or permitted by the Credit Agreement, and (ii) those applicable to a specific date or period and (y) no Default has occurred and is continuing.

     Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of December 13, 2004 (the "Amendment Effective Date"), upon (i) the execution of this Amendment No. 4 by the Company, each of the Banks and the Agent, (ii) the delivery by the Company of board of director resolutions approving this Amendment No. 4 and the transactions contemplated herein, in form and substance satisfactory to the Agent and (iii) the payment by the Company of the fees and expenses set forth in (x) the fee letter, dated December 13, 2004, between the Company and JPMorgan Chase Bank, N.A., (y) the fee letter, dated December 13, 2004, between the Company and Brown Brothers Harriman & Co. and (z) the fee letter, dated December 13, 2004, between the Company and Citicorp USA, Inc.

     Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

                                        EMPIRE RESOURCES, INC.


                                        By
                                           -------------------------------------
                                           Sandra R. Kahn
                                           Vice President


                                        JPMORGAN CHASE BANK, N.A.,
                                        as Agent


                                        By
                                           -------------------------------------
                                           Thomas S. Drake
                                           Vice President


                                        BROWN BROTHERS HARRIMAN & CO.


                                        By
                                           -------------------------------------
                                           Name: Kathryn C. George
                                           Title: Managing Director


                                        CITICORP USA, INC.


                                        By
                                           -------------------------------------
                                           Name: Keith Pallmann
                                           Title: Vice President


                                        JPMORGAN CHASE BANK, N.A.


                                        By
                                           -------------------------------------
                                           Thomas S. Drake
                                           Vice President

                                                                      SCHEDULE I

                                   SCHEDULE IV

                                   Commitments

-------------------------------------------
Bank                             Commitment
-------------------------------------------
JPMorgan Chase Bank, N.A.       $30,000,000
-------------------------------------------
Citicorp USA, Inc.              $18,000,000
-------------------------------------------
Brown Brothers Harriman & Co.   $12,000,000
-------------------------------------------


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